Pension Benefits - Summary of amounts included in the consolidated statements of financial position in respect of the Company's net obligation (Detail) - Pension defined benefit plans [member] - CAD ($)
$ in Millions
	Dec. 31, 2024	Mar. 31, 2024	Mar. 31, 2023
Disclosure of defined benefit plans [line items]
Present value of defined benefit obligation	$ 1,304.7	$ 1,302.9	$ 1,264.9
Fair value of plan assets	1,126.4	1,064.9	$ 1,080.9
Net accrued pension liability	$ 178.3	$ 238.0